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Pacific Select Fund

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PACIFIC SELECT FUND

EQUITY PORTFOLIO

INFORMATION STATEMENT DATED JULY 12, 2005

This statement provides information concerning a portfolio manager change for the Equity Portfolio.

We are not asking you for a proxy and you are requested not to send us a proxy.

We previously advised you, via a supplement dated March 10, 2005 to Pacific Select Fund’s prospectus dated May 1, 2004, that the Fund’s Board of Trustees voted to change managers for the above-noted portfolio. The procedure for replacing portfolio managers was authorized by an exemptive order issued to Pacific Select Fund by the Securities and Exchange Commission (“SEC”) on October 13, 1999. The additional information provided herein concerning the manager change is being provided pursuant to the procedure contained in that order.

At a meeting held on January 19, 2005, Pacific Select Fund’s Board of Trustees, including a majority of the Independent Trustees, approved Capital Guardian Trust Company (“CGTC”) to serve as the new portfolio manager of the Equity Portfolio (the “Portfolio”) effective May 1, 2005, and approved a new portfolio management agreement with CGTC (the “Agreement”). In connection with this matter, Putnam Investment Management, LLC was terminated as portfolio manager of the Equity Portfolio. CGTC’s appointment as portfolio manager was made in accordance with the SEC exemptive order noted above and does not require shareholder approval.

In reaching its determination to approve CGTC as the portfolio manager of the Portfolio, the Board of Trustees evaluated the Agreement principally with reference to the following factors: (i) the nature, extent and quality of the services to be provided by CGTC; (ii) the investment performance of comparable accounts managed by CGTC; (iii) the reasonableness of the compensation to be paid under the Agreement and a comparative analysis of expense ratios of, and advisory and sub-advisory fees paid by, similar peer funds and other funds or accounts managed by CGTC and the Portfolio’s prior portfolio manager; (iv) the estimated cost of services to be provided and profits to be realized by CGTC and its affiliates from the relationship with the Portfolio; (v) the extent to which the fees to be paid to CGTC reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by CGTC from a relationship with the Portfolio, such as soft dollar arrangements. The Board of Trustees also considered the ability of CGTC to provide an appropriate level of support and resources to the Portfolio and whether CGTC has sufficiently qualified personnel. The Board also considered the overall financial soundness of CGTC as it relates to the ability of CGTC to provide services to the Portfolio.

The Board also noted that the fees payable under the Agreement are paid by Pacific Life and negotiated by Pacific Life, and therefore are the result of arms’ length negotiations.

Among the factors the Board considered in approving the Agreement are the following:

•	The Board considered the benefits to shareholders of retaining CGTC, particularly in light of the nature, extent, and quality of the services to be provided by CGTC. The Board considered the quality of the management services to be provided to the Portfolio and the organizational depth and stability of the firm, including the background and experience of CGTC’s senior management and the expertise of and amount of attention expected to be given to the Portfolio by CGTC’s portfolio management team. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers that would be responsible for the day-to-day management of the Portfolio. The Board also considered CGTC’s compliance operations. In addition, the Board considered that CGTC currently serves as portfolio manager for the Diversified Research Portfolio, and has in the past reviewed similar information provided by CGTC in connection with the renewal of CGTC’s portfolio management agreement for the Diversified Research Portfolio. The Board concluded it was satisfied with the nature, extent and quality of the management services to be provided by CGTC. In making these assessments, the Board was aided by the assessments of Pacific Life.

•	The Board considered information about CGTC’s historical performance, including the performance of other accounts managed by CGTC with similar investment strategies, and information comparing such performance with the Portfolio’s benchmark and the performance of the Portfolio under the prior portfolio manager. The Board concluded that CGTC had the ability to provide high quality investment management services to the Portfolio over the long-term, subject to ongoing review of performance by Pacific Life. The Board also noted that CGTC had been retained by Pacific Life with a view to the use of the Portfolio in the Pacific Select Fund’s Portfolio Optimization Program, and the need for CGTC to adhere to its investment mandates, which could at times have an impact on the Portfolio’s performance.

•	The Board considered information regarding the advisory fees charged under other investment advisory contracts, such as contracts of CGTC or other investment advisers with other registered investment companies or other types of clients. The Board also considered the fact that the advisory fee schedule to be paid to Pacific Life under the advisory agreement would not increase from the fee schedule for the prior portfolio manager. Based on their evaluation of advisory fee information, and the arm’s length nature of the fee negotiation between Pacific Life and CGTC with respect to these fees, the Board concluded that the fees payable under the Agreement were reasonable.

•	The Board considered the estimated profitability of the Agreement to CGTC to the extent practicable based on the financial information provided by CGTC, noting that in many cases it is difficult to accurately determine or evaluate a portfolio manager’s profitability, particularly on a projected basis for a new account, and, further, that any such assessment would involve assumptions regarding CGTC’s allocation policies, capital structure, cost of capital, business mix and other factors. Based on the information provided and the arm’s length nature of the negotiation underlying the Agreement, the Board concluded it was reasonable to infer that CGTC’s profitability with respect to the Portfolio was not excessive.

•	The Board considered the extent to which economies of scale may be realized if assets of the Portfolio grow. The Board concluded that at the current time, given the Portfolio’s asset levels, the current fee structure reflected in the Agreement was appropriate.

•	The Board considered any benefits to be derived by CGTC from its relationships with the Portfolio, such as soft dollar arrangements. The Board noted that CGTC represented in the materials provided to Pacific Life that in addition to the fees it receives under the Agreement, CGTC expects to receive additional benefits from the Portfolio in the form of research, information and other services obtainable from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board concluded that any potential benefits to be derived by CGTC from its relationship with the Portfolio included benefits which were consistent with those generally derived by sub-advisers to mutual funds.

After consideration of these factors, the Board found that: (i) the compensation payable under the Agreement bears a reasonable relationship to the services to be rendered and is fair and reasonable; and (ii) the Agreement is in the best interests of the Portfolio and its shareholders.

There is no change to the advisory fee paid by the Portfolio to Pacific Life. The new portfolio management fee paid by Pacific Life to CGTC is at a rate equal on an annual basis to 0.34% of the average daily net assets of the Portfolio. The portfolio management fee paid by Pacific Life through April 30, 2005 to the previous portfolio manager of the Portfolio, Putnam Investment Management, LLC, pursuant to a portfolio management agreement dated November 30, 2001 was at a rate equal on an annual basis to 0.35% of the average daily net assets of the Portfolio, with scheduled marginal reductions (break points) at certain average daily net asset levels of the Portfolio. For the period January 1, 2004 through December 31, 2004, the portfolio management fees paid or owed by Pacific Life for the Equity Portfolio were $1,105,025. Had the new fee been in effect for that same period, the portfolio management fees paid or owed by Pacific Life would have been $1,298,834. In 2004, the Portfolio did not pay any brokerage commissions to any affiliated brokers.

The Agreement is substantially similar to the prior portfolio management agreement with respect to the Portfolio, other than with respect to the identity of the portfolio manager. CGTC will, subject to the supervision of Pacific Life, provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio, including the determination of the purchase, retention, or sale of securities, cash and other investments in

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accordance with the Portfolio’s investment objectives, policies and restrictions. CGTC bears the expenses of its own staff for its activities in connection with the services provided under the Agreement. The Portfolio is responsible for its own expenses including, but not limited to, investment advisory fees, administration fees, custody fees, brokerage and transaction expenses, fees for pricing services, taxes levied against the Portfolio, registration fees and costs of regulatory compliance, salaries and other compensation of Pacific Select Fund’s executive officers, and fees for professional services, including legal and auditing services. CGTC is not subject to any liability for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under the Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Agreement or by reason of CGTC’s reckless disregard of its obligations and duties under the Agreement. The Agreement will continue in effect for a period of two years from the effective date, and will continue from year to year thereafter, subject to annual approval by the Board of Trustees or by the shareholders of the Portfolio and also, in either event, approval of a majority of the Independent Trustees. The Agreement may be terminated without penalty at any time by any of the parties upon 60 days’ prior written notice to the other parties.

CGTC is a California state chartered trust company organized in 1968 which provides fiduciary and investment management services to a limited number of large accounts such as employee benefit plans, college endowment funds, foundations, and individuals. Accounts managed by CGTC had combined assets, as of March 31, 2005, of approximately $155.4 billion. CGTC’s research activities are conducted by affiliated companies that have research facilities in Los Angeles, San Francisco, New York, Washington, D.C., Atlanta, London, Geneva, Hong Kong, Montreal, Singapore, and Tokyo.

CGTC is a wholly-owned subsidiary of Capital Group International, Inc. (“CGII”) which in turn is wholly-owned by The Capital Group Companies, Inc. (“CGC”). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services.

CGTC acts as investment adviser to the Capital Guardian Growth Equity Portfolio, a registered investment company, which has an investment objective that is similar to the Portfolio. The Capital Guardian Growth Equity Portfolio has approximately $234 million in net assets as of March 31, 2005. CGTC is compensated for its services to the Capital Guardian Growth Equity Portfolio at an annual rate equal to 0.34% of the average daily net assets on the first $600 million and at an annual rate equal to 0.32% of the average daily net assets thereafter. CGTC has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable contract for the Capital Guardian Growth Equity Portfolio.

The executive officers and directors of CGTC are: David I. Fisher, Chairman; Nancy J. Kyle, Vice Chair; Robert Ronus, Vice Chair; Eugene P. Stein, Vice Chair; Andrew F. Barth, President; John H. Seiter, Executive Vice President; Michael R. Ericksen, Senior Vice President; Michael A. Felix, Senior Vice President and Treasurer; Peter C. Kelly, Senior Vice President and Senior Counsel; James R. Mulally, Senior Vice President; Shelby Notkin, Senior Vice President and Chairman, PIM Division; Theodore R. Samuels, Senior Vice President; Lionel M. Sauvage, Senior Vice President; Alan J. Wilson, Senior Vice President; Karin L. Larson, Director; Jason M. Pilalas, Director; and Shaw B. Wagener, Director.

None of these executive officers has substantial business, profession, vocation or employment other than their positions with CGTC, its subsidiaries and affiliates.

The address for CGTC and each of its executive officers and directors, CGII and CGC is 333 South Hope Street, Los Angeles, California 90071.

The annual report for the Portfolio for the fiscal year ended December 31, 2004 has previously been sent to shareholders and is available upon request without charge by contacting Pacific Life at:

Pacific Life Insurance Company
700 Newport Center Drive
Post Office Box 9000
Newport Beach, California 92660

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Pacific Life’s Annuity Contract Owners: 1-800-722-2333
Pacific Life’s Life Insurance Policy Owners: 1-800-800-7681
PL&A’s Annuity Contract Owners: 1-800-748-6907
PL&A’s Life Insurance Policy Owners: 1-888-595-6997

Pacific Select Fund’s distributor is Pacific Select Distributors, Inc., 700 Newport Center Drive, P.O. Box 9000, Newport Beach, CA 92660.

PLEASE RETAIN THIS INFORMATION STATEMENT FOR FUTURE REFERENCE

PACIFIC SELECT FUND

TECHNOLOGY PORTFOLIO

INFORMATION STATEMENT DATED JULY 12, 2005

This statement provides information concerning a portfolio manager change for the Technology Portfolio.

We are not asking you for a proxy and you are requested not to send us a proxy.

We previously advised you, via a supplement dated March 10, 2005 to Pacific Select Fund’s prospectus dated May 1, 2004, that the Fund’s Board of Trustees voted to change managers for the above-noted portfolio. The procedure for replacing portfolio managers was authorized by an exemptive order issued to Pacific Select Fund by the Securities and Exchange Commission (“SEC”) on October 13, 1999. The additional information provided herein concerning the manager change is being provided pursuant to the procedure contained in that order.

At a meeting held on January 19, 2005, Pacific Select Fund’s Board of Trustees, including a majority of the Independent Trustees, approved Columbia Management Advisors, Inc. (“CMA”) to serve as the new portfolio manager of the Technology Portfolio (the “Portfolio”) effective May 1, 2005, and approved a new portfolio management agreement with CMA (the “Agreement”). In connection with this matter, INVESCO Institutional (N.A.), Inc. was terminated as portfolio manager of the Technology Portfolio. CMA’s appointment as portfolio manager was made in accordance with the SEC exemptive order noted above and does not require shareholder approval.

In reaching its determination to approve CMA as the portfolio manager of the Portfolio, the Board of Trustees evaluated the Agreement principally with reference to the following factors: (i) the nature, extent and quality of the services to be provided by CMA; (ii) the investment performance of comparable accounts managed by CMA; (iii) the reasonableness of the compensation to be paid under the Agreement and a comparative analysis of expense ratios of, and advisory and sub-advisory fees paid by, similar peer funds and other funds or accounts managed by CMA and the Portfolio’s prior portfolio manager; (iv) the estimated cost of services to be provided and profits to be realized by CMA and its affiliates from the relationship with the Fund; (v) the extent to which the fees to be paid to CMA reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by CMA from a relationship with the Fund, such as soft dollar arrangements. The Board of Trustees also considered the ability of CMA to provide an appropriate level of support and resources to the Portfolio and whether CMA has sufficiently qualified personnel. The Board also considered the overall financial soundness of CMA as it relates to the ability of CMA to provide services to the Portfolio.

The Board also noted that the fees payable under the Agreement are paid by Pacific Life and negotiated by Pacific Life, and therefore are the result of arms’ length negotiations.

Among the factors the Board considered in approving the Agreement are the following:

•	The Board considered the benefits to shareholders of retaining CMA, particularly in light of the nature, extent, and quality of the services to be provided by CMA. The Board considered the quality of the management services to be provided to the Portfolio and the organizational depth and stability of the firm, including the background and experience of CMA’s senior management and the expertise of and amount of attention expected to be given to the Portfolio by CMA’s portfolio management team. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers that would be responsible for the day-to-day management of the Portfolio. The Board also considered CMA’s compliance operations. The Board concluded it was satisfied with the nature, extent and quality of the management services to be provided by CMA. In making these assessments, the Board was aided by the assessments of Pacific Life.

•	The Board considered information about CMA’s historical performance, including the performance of other accounts managed by CMA with similar investment strategies, and information comparing such performance with the Portfolio’s benchmark and the performance of the Portfolio under the prior portfolio manager. The Board concluded that CMA had the ability to provide high quality investment management services to the Portfolio over the long-term, subject to ongoing review of performance by Pacific Life. The Board also noted that CMA had been retained by Pacific Life with a view to the use of the Portfolio in the Pacific Select Fund’s Portfolio Optimization Program, and the need for CMA to adhere to its investment mandates, which could at times have an impact on the Portfolio’s performance.

•	The Board considered information regarding the advisory fees charged under other investment advisory contracts, such as contracts of CMA or other investment advisers with other registered investment companies or other types of clients. The Board also considered the fact that neither the advisory fee schedule to be paid to Pacific Life under the advisory agreement nor the portfolio management fee schedule to be paid to CMA under the Agreement would increase from the fee schedule for the prior portfolio manager. Based on their evaluation of advisory fee information, and the arm’s length nature of the fee negotiation between Pacific Life and CMA with respect to these fees, the Board concluded that the fees payable under the Agreement were reasonable.

•	The Board considered the estimated profitability of the Agreement to CMA to the extent practicable based on the financial information provided by CMA, noting that in many cases it is difficult to accurately determine or evaluate a portfolio manager’s profitability, particularly on a projected basis for a new account, and, further, that any such assessment would involve assumptions regarding CMA’s allocation policies, capital structure, cost of capital, business mix and other factors. Based on the information provided and the arm’s-length nature of the negotiation underlying the Agreement, the Board concluded it was reasonable to infer that CMA’s profitability with respect to the Portfolio was not excessive.

•	The Board considered the extent to which economies of scale may be realized if assets of the Portfolio grow. The Board concluded that at the current time, given the Portfolio’s asset levels, the current fee structure reflected in the Agreement was appropriate.

•	The Board considered any benefits to be derived by CMA from its relationships with the Portfolio, such as soft dollar arrangements. The Board noted that CMA represented in the materials provided to Pacific Life that in addition to the fees it receives under the Agreement, CMA expects to receive additional benefits from the Portfolio in the form of research, information and other services obtainable from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board concluded that any potential benefits to be derived by CMA from its relationship with the Portfolio included benefits which were consistent with those generally derived by sub-advisers to mutual funds.

After consideration of these factors, the Board found that: (i) the compensation payable under the Agreement bears a reasonable relationship to the services to be rendered and is fair and reasonable; and (ii) the Agreement is in the best interests of the Portfolio and its shareholders.

There is no change to the advisory fee paid by the Portfolio to Pacific Life or to the portfolio management fee. The portfolio management fee paid by Pacific Life to CMA is at a rate equal on an annual basis to 0.50% of the average daily net assets of the Portfolio, with scheduled marginal reductions (break points) at certain average daily net asset levels of the Portfolio. The portfolio management fee paid by Pacific Life through April 30, 2005 to the previous portfolio manager of the Portfolio (INVESCO Institutional (N.A.), Inc.) pursuant to a portfolio management agreement dated January 2, 2001, was at a rate equal on an annual basis to 0.50% of the average daily net assets of the Portfolio, with scheduled marginal reductions (break points) at certain combined average daily net asset levels of the Portfolio. For the period January 1, 2004 through December 31, 2004, the portfolio management fees paid or owed by Pacific Life for the Portfolio totaled $482,279. In 2004, the Portfolio did not pay any brokerage commissions to any affiliated brokers.

The Agreement is substantially similar to the prior portfolio management agreement with respect to the Portfolio, other than with respect to the identity of the portfolio manager. CMA will, subject to the supervision of Pacific Life, provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio, including the determination of the purchase, retention, or sale of securities, cash and other investments in accordance with the Portfolio’s investment objectives, policies and restrictions. CMA bears the expenses of its own staff for its activities in connection with the services provided under the Agreement. The Portfolio is responsible for its own expenses including, but not limited to, investment advisory fees, administration fees, custody fees, brokerage

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and transaction expenses, fees for pricing services, registration fees and costs of regulatory compliance, and fees for professional services, including legal and auditing services. CMA is not subject to any liability for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under the Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Agreement or by reason of CMA’s reckless disregard of its obligations and duties under the Agreement. The Agreement will continue in effect for a period of two years from the effective date, and will continue from year to year thereafter, subject to annual approval by the Board of Trustees or by the shareholders of the Portfolio and also, in either event, approval of a majority of the Independent Trustees. The Agreement may be terminated without penalty at any time by any of the parties upon 60 days’ prior written notice to the other parties.

CMA, a registered investment adviser, has been an investment adviser since 1969. As of March 31, 2005, CMA and its affiliates managed approximately $316.1 billion. CMA is a direct wholly-owned subsidiary of Columbia Management Group, Inc. (“CMG”), which is a direct wholly-owned subsidiary of Bank of America Corporation (“Bank of America”). CMA is the primary investment management division of Bank of America.

CMA is the investment adviser for Columbia Technology Fund, a retail mutual fund which has a similar investment objective to the Portfolio. CMA is compensated for its services to the Columbia Technology Fund at an annual rate equal to 0.87% of the Fund’s average daily net assets. CMA has voluntarily agreed to waive advisory fees and reimburse the Columbia Technology Fund for certain expenses, such that the total annual operating expenses of the Fund (exclusive of distribution and service fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) do not exceed 1.65% of the Fund’s assets. The Columbia Technology Fund had total assets of $53,042,888 as of June 30, 2005.

The principal executive officers and directors of CMA are: Keith T. Banks, CFA, President and Chief Investment Officer, Colin Moore, AIMR, Head of Active Equity, Brenda J. Furlong, Head of Fixed Income, Christopher L. Wilson, Head of Mutual Funds, Roger A. Sayler, CFA, Chief Operating Officer & Head of Quantitative Strategies, Sheila F. Lamb, Head of Marketing and Product Management, Frederick R. Berretta, Jr., Head of Institutional Distribution, and Donald E. Froude, Head of Intermediary Distribution.

None of these executive officers has substantial business, profession, vocation or employment other than their positions with CMA, its subsidiaries and affiliates. The address of CMA and CMG and the business address of Messrs. Banks, Moore, Wilson, Sayler, Berretta, Jr., and Froude and Mses. Furlong and Lamb is Columbia Management Advisors, Inc., 100 Federal Street, Boston, MA 02110. The address of Bank of America is 101 S. Tryon Street, Charlotte, NC 28255.

The annual report for the Portfolio for the fiscal year ended December 31, 2004 has previously been sent to shareholders and is available upon request without charge by contacting Pacific Life at:

Pacific Life Insurance Company
700 Newport Center Drive
Post Office Box 9000
Newport Beach, California 92660

Pacific Life’s Annuity Contract Owners: 1-800-722-2333
Pacific Life’s Life Insurance Policy Owners: 1-800-800-7681
PL&A’s Annuity Contract Owners: 1-800-748-6907
PL&A’s Life Insurance Policy Owners: 1-888-595-6997

Pacific Select Fund’s distributor is Pacific Select Distributors, Inc., 700 Newport Center Drive, P.O. Box 9000, Newport Beach, CA 92660.

PLEASE RETAIN THIS INFORMATION STATEMENT FOR FUTURE REFERENCE

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PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

INFORMATION STATEMENT DATED JULY 12, 2005

This statement provides information concerning a portfolio manager change for the Health Sciences Portfolio.

We are not asking you for a proxy and you are requested not to send us a proxy.

We previously advised you, via a supplement dated March 10, 2005 to Pacific Select Fund’s prospectus dated May 1, 2004, that the Fund’s Board of Trustees voted to change managers for the above-noted portfolio. The procedure for replacing portfolio managers was authorized by an exemptive order issued to Pacific Select Fund by the Securities and Exchange Commission (“SEC”) on October 13, 1999. The additional information provided herein concerning the manager change is being provided pursuant to the procedure contained in that order.

At a meeting held on January 19, 2005, Pacific Select Fund’s Board of Trustees, including a majority of the Independent Trustees, approved Jennison Associates LLC (“Jennison”) to serve as the new portfolio manager of the Health Sciences Portfolio (the “Portfolio”) effective May 1, 2005, and approved a new portfolio management agreement with Jennison (the “Agreement”). In connection with this matter, INVESCO Institutional (N.A.), Inc. was terminated as portfolio manager of the Health Sciences Portfolio. Jennison’s appointment as portfolio manager was made in accordance with the SEC exemptive order noted above and does not require shareholder approval.

In reaching its determination to approve Jennison as the portfolio manager of the Portfolio, the Board of Trustees evaluated the Agreement principally with reference to the following factors: (i) the nature, extent and quality of the services to be provided by Jennison; (ii) the investment performance of comparable accounts managed by Jennison; (iii) the reasonableness of the compensation to be paid under the Agreement and a comparative analysis of expense ratios of, and advisory and sub-advisory fees paid by, similar peer funds and other funds or accounts managed by Jennison and the Portfolio’s prior portfolio manager; (iv) the estimated cost of services to be provided and profits to be realized by Jennison and its affiliates from the relationship with the Portfolio; (v) the extent to which the fees to be paid to Jennison reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Jennison from a relationship with the Portfolio, such as soft dollar arrangements. The Board of Trustees also considered the ability of Jennison to provide an appropriate level of support and resources to the Portfolio and whether Jennison has sufficiently qualified personnel. The Board also considered the overall financial soundness of Jennison as it relates to the ability of Jennison to provide services to the Portfolio.

The Board also noted that the fees payable under the Agreement are paid by Pacific Life and negotiated by Pacific Life, and therefore are the result of arms’ length negotiations.

Among the factors the Board considered in approving the Agreement are the following:

•	The Board considered the benefits to shareholders of retaining Jennison, particularly in light of the nature, extent, and quality of the services to be provided by Jennison. The Board considered the quality of the management services to be provided to the Portfolio and the organizational depth and stability of the firm, including the background and experience of Jennison’s senior management and the expertise of and amount of attention expected to be given to the Portfolio by Jennison’s portfolio management team. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers that would be responsible for the day-to-day management of the Portfolio. The Board also considered Jennison’s compliance operations. The Board concluded it was satisfied with the nature, extent and quality of the management services to be provided by Jennison. In making these assessments, the Board was aided by the assessments of Pacific Life.

•	The Board considered information about Jennison’s historical performance, including the performance of other accounts managed by Jennison with similar investment strategies, and information comparing such performance with the Portfolio’s benchmark and the performance of the Portfolio under the prior portfolio manager. The Board concluded that Jennison had the ability to provide high quality investment management services to the Portfolio over the long-term, subject to ongoing review of performance by Pacific Life. The Board also noted the need for Jennison to adhere to its investment mandates.

•	The Board considered information regarding the advisory fees charged under other investment advisory contracts, such as contracts of Jennison or other investment advisers with other registered investment companies or other types of clients. The Board also considered the fact that neither the advisory fee schedule to be paid to Pacific Life under the advisory agreement nor the portfolio management fee schedule to be paid to Jennison under the Agreement would increase from the fee schedule for the prior portfolio manager. Based on their evaluation of advisory fee information, and the arm’s length nature of the fee negotiation between Pacific Life and Jennison with respect to these fees, the Board concluded that the fees payable under the Agreement were reasonable.

•	The Board considered the estimated profitability of the Agreement to Jennison to the extent practicable based on the financial information provided by Jennison, noting that in many cases it is difficult to accurately determine or evaluate a portfolio manager’s profitability, particularly on a projected basis for a new account, and, further, that any such assessment would involve assumptions regarding Jennison’s allocation policies, capital structure, cost of capital, business mix and other factors. Based on the information provided and the arm’s-length nature of the negotiation underlying the Agreement, the Board concluded it was reasonable to infer that Jennison’s profitability with respect to the Portfolio was not excessive.

•	The Board considered the extent to which economies of scale may be realized if assets of the Portfolio grow. The Board concluded that at the current time, given the Portfolio’s asset levels, the current fee structure reflected in the Agreement was appropriate.

•	The Board considered any benefits to be derived by Jennison from its relationships with the Portfolio, such as soft dollar arrangements. The Board noted that Jennison represented in the materials provided to Pacific Life that in addition to the fees it receives under the Agreement, Jennison expects to receive additional benefits from the Portfolio in the form of research, information and other services obtainable from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board concluded that any potential benefits to be derived by Jennison from its relationship with the Portfolio included benefits which were consistent with those generally derived by sub-advisers to mutual funds.

After consideration of these factors, the Board found that: (i) the compensation payable under the Agreement bears a reasonable relationship to the services to be rendered and is fair and reasonable; and (ii) the Agreement is in the best interests of the Portfolio and its shareholders.

There is no change to the advisory fee paid by the Portfolio to Pacific Life or to the portfolio management fee. The portfolio management fee paid by Pacific Life to Jennison is at a rate equal on an annual basis to 0.50% of the average daily net assets of the Portfolio, with scheduled marginal reductions (break points) at certain average daily net asset levels of the Portfolio. The portfolio management fee paid by Pacific Life through April 30, 2005 to the previous portfolio manager of the Portfolio (INVESCO Institutional (N.A.), Inc.), pursuant to a portfolio management agreement dated January 2, 2001, was at a rate equal on an annual basis to 0.50% of the average daily net assets of the Portfolio, with scheduled marginal reductions (break points) at certain combined average daily net asset levels of the Portfolio. For the period January 1, 2004 through December 31, 2004, the portfolio management fees paid or owed by Pacific Life for the Portfolio totaled $625,001. In 2004, the Portfolio did not pay any brokerage commissions to any affiliated brokers.

The Agreement is substantially similar to the prior portfolio management agreement with respect to the Portfolio, other than with respect to the identity of the portfolio manager. Jennison will, subject to the supervision of Pacific Life, provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio, including the determination of the purchase, retention, or sale of securities, cash and other investments in accordance with the Portfolio’s investment objectives, policies and restrictions. Jennison bears the expenses of its own staff for its activities in connection with the services provided under the Agreement. The Portfolio is responsible for its own expenses including, but not limited to, investment advisory fees, administration fees, custody fees, brokerage and transaction expenses, fees for pricing services, registration fees and costs of regulatory compliance, and fees for professional services, including legal and auditing services. Jennison is not subject to any liability for, or subject to

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any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under the Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Agreement or by reason of Jennison’s reckless disregard of its obligations and duties under the Agreement. The Agreement will continue in effect for a period of two years from the effective date, and will continue from year to year thereafter, subject to annual approval by the Board of Trustees or by the shareholders of the Portfolio and also, in either event, approval of a majority of the Independent Trustees. The Agreement may be terminated without penalty at any time by any of the parties upon 60 days’ prior written notice to the other parties.

Jennison was founded in 1969 for the purpose of providing investment advice for domestic large-capitalization growth equity accounts, primarily for large institutions. Today, Jennison manages assets using multiple investment styles. Jennison, organized under the laws of Delaware as a single member limited liability company, is a Prudential Financial company. As of March 31, 2005, Jennison managed approximately $63.6 billion.

Jennison is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc. (“PIM”), which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company (“PAMHC”), which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Prudential Financial owns 100% of the voting securities of PAMHC, PAMHC owns 100% of the voting securities of PIM, and PIM owns 100% of the voting securities of Jennison. The principal business address of PIM is Gateway Center 2, McCarter Highway and Market Street, Newark, NJ 07102, and the principal business address of PAMHC and Prudential Financial is 751 Broad Street, Newark, New Jersey 07101.

Jennison currently manages one other account with a health sciences strategy. Jennison is the sub-adviser to the Jennison Health Sciences Fund, a series of the Jennison Sector Funds, Inc., a registered investment company. The Jennison Health Sciences Fund has an objective of long term capital appreciation and invests in companies in the health services sector. The Jennison Health Sciences Fund had approximately $408.5 million in total assets as of March 31, 2005. Jennison is compensated for its services to the Jennison Health Sciences Fund at an annual rate equal to 0.30 of 1% of the Fund’s average daily net assets up to $300 million, and 0.25 of 1% of the Fund’s average daily net assets in excess of $300 million.

The directors and executive officers of Jennison are: Dennis M. Kass, Director, Chairman and Chief Executive Officer; Spiros Segalas, Director, President and Chief Investment Officer; Ronald K. Andrews, Director; Timothy J. Knierim, Director; and Bernard B. Winograd, Director. None of these executive officers has substantial business, profession, vocation or employment other than their positions with Jennison, its subsidiaries and affiliates. The address of Jennison and the business address of Messrs. Kass and Segalas is 466 Lexington Avenue, New York, New York 10017 and the address of Messrs. Andrews, Knierim and Winograd is 100 Mulberry Street, Newark, New Jersey 07102.

The annual report for the Portfolio for the fiscal year ended December 31, 2004 has previously been sent to shareholders and is available upon request without charge by contacting Pacific Life at:

Pacific Life Insurance Company
700 Newport Center Drive
Post Office Box 9000
Newport Beach, California 92660

Pacific Life’s Annuity Contract Owners: 1-800-722-2333
Pacific Life’s Life Insurance Policy Owners: 1-800-800-7681
PL&A’s Annuity Contract Owners: 1-800-748-6907
PL&A’s Life Insurance Policy Owners: 1-888-595-6997

Pacific Select Fund’s distributor is Pacific Select Distributors, Inc., 700 Newport Center Drive, P.O. Box 9000, Newport Beach, CA 92660.

PLEASE RETAIN THIS INFORMATION STATEMENT FOR FUTURE REFERENCE

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PACIFIC SELECT FUND

FASCIANO SMALL EQUITY PORTFOLIO

(formerly named Aggressive Equity Portfolio)

INFORMATION STATEMENT DATED JULY 12, 2005

This statement provides information concerning a portfolio manager change for the Aggressive Equity Portfolio.

We are not asking you for a proxy and you are requested not to send us a proxy.

We previously advised you, via a supplement dated March 10, 2005 to Pacific Select Fund’s prospectus dated May 1, 2004, that the Fund’s Board of Trustees voted to change managers for the above-noted portfolio. The procedure for replacing portfolio managers was authorized by an exemptive order issued to Pacific Select Fund by the Securities and Exchange Commission (“SEC”) on October 13, 1999. The additional information provided herein concerning the manager change is being provided pursuant to the procedure contained in that order.

At a meeting held on January 19, 2005, Pacific Select Fund’s Board of Trustees, including a majority of the Independent Trustees, approved a change in the name of the Aggressive Equity Portfolio to the Fasciano Small Equity Portfolio effective May 1, 2005; approved Neuberger Berman Management Inc. (“Neuberger Berman”) to serve as the new portfolio manager of the Fasciano Small Equity Portfolio (the “Portfolio”) effective May 1, 2005; and approved a new portfolio management agreement with Neuberger Berman (the “Agreement”). In connection with this matter, Putnam Investment Management, LLC was terminated as portfolio manager of the Aggressive Equity Portfolio. Neuberger Berman’s appointment as portfolio manager was made in accordance with the SEC exemptive order noted above and does not require shareholder approval.

In reaching its determination to approve Neuberger Berman as the portfolio manager of the Portfolio, the Board of Trustees evaluated the Agreement principally with reference to the following factors: (i) the nature, extent and quality of the services to be provided by Neuberger Berman; (ii) the investment performance of comparable accounts managed by Neuberger Berman; (iii) the reasonableness of the compensation to be paid under the Agreement and a comparative analysis of expense ratios of, and advisory and sub-advisory fees paid by, similar peer funds and other funds or accounts managed by Neuberger Berman and the Portfolio’s prior portfolio manager; (iv) the estimated cost of services to be provided and profits to be realized by Neuberger Berman and its affiliates from the relationship with the Portfolio; (v) the extent to which the fees to be paid to Neuberger Berman reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Neuberger Berman from a relationship with the Portfolio, such as soft dollar arrangements. The Board of Trustees also considered the ability of Neuberger Berman to provide an appropriate level of support and resources to the Portfolio and whether Neuberger Berman has sufficiently qualified personnel. The Board also considered the overall financial soundness of Neuberger Berman as it relates to the ability of Neuberger Berman to provide services to the Portfolio. The Board also noted that the fees payable under the Agreement are paid by Pacific Life and negotiated by Pacific Life, and therefore are the result of arms’ length negotiations.

Among the factors the Board considered in approving the Agreement are the following:

•	The Board considered the benefits to shareholders of retaining Neuberger Berman, particularly in light of the nature, extent, and quality of the services to be provided by Neuberger Berman. The Board considered the quality of the management services to be provided to the Portfolio and the organizational depth and stability of the firm, including the background and experience of Neuberger Berman’s senior management and the expertise of and amount of attention expected to be given to the Portfolio by Neuberger Berman’s portfolio management team. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers that would be responsible for the day-to-day management of the Portfolio. The Board also considered Neuberger Berman’s compliance operations. The Board concluded it was satisfied with the nature, extent and quality of the management services to be provided by Neuberger Berman. In making these assessments, the Board was aided by the assessments of Pacific Life.

•	The Board considered information about Neuberger Berman’s historical performance, including the performance of other accounts managed by Neuberger Berman with similar investment strategies, and information comparing such performance with the Portfolio’s benchmark and the performance of the Portfolio under the prior portfolio manager. The Board concluded that Neuberger Berman had the ability to provide high quality investment management services to the Portfolio over the long-term, subject to ongoing review of performance by Pacific Life. The Board also noted that Neuberger Berman had been retained by Pacific Life with a view to the use of the Portfolio in the Pacific Select Fund’s Portfolio Optimization Program, and the need for Neuberger Berman to adhere to its investment mandates, which could at times have an impact on the Portfolio’s performance.

•	The Board considered information regarding the advisory fees charged under other investment advisory contracts, such as contracts of Neuberger Berman or other investment advisers with other registered investment companies or other types of clients. The Board also considered the fact that neither the advisory fee schedule to be paid to Pacific Life under the advisory agreement nor the portfolio management fee schedule to be paid to Neuberger Berman under the Agreement would increase from the fee schedule for the prior portfolio manager. Based on their evaluation of advisory fee information, and the arm’s length nature of the fee negotiation between Pacific Life and Neuberger Berman with respect to these fees, the Board concluded that the fees payable under the Agreement were reasonable.

•	The Board considered the estimated profitability of the Agreement to Neuberger Berman to the extent practicable based on the financial information provided by Neuberger Berman, noting that in many cases it is difficult to accurately determine or evaluate a portfolio manager’s profitability, particularly on a projected basis for a new account, and, further, that any such assessment would involve assumptions regarding Neuberger Berman’s allocation policies, capital structure, cost of capital, business mix and other factors. Based on the information provided and the arm’s length nature of the negotiation underlying the Agreements, the Board concluded it was reasonable to infer that Neuberger Berman’s profitability with respect to the Portfolio was not excessive.

•	The Board considered the extent to which economies of scale may be realized if assets of the Portfolio grow. The Board concluded that at the current time, given the Portfolio’s asset levels, the current fee structure reflected in the Agreement was appropriate.

•	The Board considered any benefits to be derived by Neuberger Berman from its relationships with the Portfolio, such as soft dollar arrangements. The Board noted that Neuberger Berman represented in the materials provided to Pacific Life that in addition to the fees it receives under the Agreement, Neuberger Berman expects to receive additional benefits from the Portfolio in the form of research, information and other services obtainable from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board concluded that any potential benefits to be derived by Neuberger Berman from its relationship with the Portfolio included benefits which were consistent with those generally derived by sub-advisers to mutual funds.

After consideration of these factors, the Board found that: (i) the compensation payable under the Agreement bears a reasonable relationship to the services to be rendered and is fair and reasonable; and (ii) the Agreement is in the best interests of the Portfolio and its shareholders.

There is no change to the advisory fee paid by the Portfolio to Pacific Life or to the portfolio management fee. The portfolio management fee paid by Pacific Life to Neuberger Berman is at a rate equal on an annual basis to 0.60% of the average daily net assets of the Portfolio, with scheduled marginal reductions (break points) at certain average daily net asset levels of the Portfolio. The portfolio management fee paid by Pacific Life through April 30, 2005 to the previous portfolio manager of the Portfolio (Putnam Investment Management, LLC) pursuant to a portfolio management agreement dated November 30, 2001 was a rate of 0.60% of the average daily net assets of the Portfolio, with scheduled marginal reductions (break points) at certain combined average daily net asset levels of the Portfolio. For the period January 1, 2004 through December 31, 2004, the portfolio management fees paid or owed by Pacific Life for the Portfolio totaled $1,346,602. In 2004, the Portfolio did not pay any brokerage commissions to any affiliated brokers.

The Agreement is substantially similar to the prior portfolio management agreement with respect to the Portfolio, other than with respect to the identity of the portfolio manager. Neuberger Berman will, subject to the supervision of Pacific Life, provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio, including the determination of the purchase, retention, or sale of securities, cash and other investments in accordance with the Portfolio’s investment objectives, policies and restrictions. Neuberger Berman bears the expenses of its own staff for its activities in connection with the services provided under the Agreement. The Portfolio is responsible for its own expenses including, but not limited to, investment advisory fees, administration fees, custody fees, brokerage and transaction expenses, fees for pricing services, registration fees and costs of regulatory compliance, and fees for professional services, including legal and auditing

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services. Neuberger Berman is not subject to any liability for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under the Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Agreement or by reason of Neuberger Berman’s reckless disregard of its obligations and duties under the Agreement. The Agreement will continue in effect for a period of two years from the effective date, and will continue from year to year thereafter, subject to approval annually by the Board of Trustees or by the shareholders of the Portfolio and also, in either event, approval of a majority of the Independent Trustees. The Agreement may be terminated without penalty at any time by any of the parties upon 60 days’ prior written notice to the other parties.

Neuberger Berman was founded in 1939. As of March 31, 2005, Neuberger Berman managed approximately $27 billion. The principal business address of Neuberger Berman is 605 Third Avenue, New York, NY 10158. Neuberger Berman is indirectly wholly owned by Lehman Brothers Holdings, Inc., which has offices at 745 Seventh Avenue, New York, NY 10019.

Neuberger Berman acts as investment adviser to the following registered investment companies, which have a similar objective to the Portfolio:

Fund	Net
Name	Assets(1)	Compensation Rate	Waived/Reduced

Neuberger Berman Fasciano Fund	$491 million	0.85% of the first $500 million of average daily net assets; 0.825% of the next $500 million; 0.80% of the next $500 million; 0.775% of the next $500 million; 0.75% of the next $500 million; and 0.725% of average daily net assets in excess of $2.5 billion	Neuberger Berman has contractually undertaken to reimburse the Adviser Class of the fund so that the total operating expenses are limited to 1.90% per annum of average daily net assets, until August 31, 2015. In addition, Neuberger Berman has voluntarily undertaken to reimburse the Advisor Class so that the total annual operating expenses are limited to 1.50% per annum of average daily net assets.

AMT Fasciano Portfolio	$17 million	0.85% of the first $500 million of average daily net assets; 0.825% of the next $500 million; 0.80% of the next $500 million; 0.775% of the next $500 million; 0.75% of the next $500 million; and 0.725% of average daily net assets in excess of $2.5 billion	NB Management has contractually undertaken to limit the expenses of S Class shares through December 31, 2008 by reimbursing total operating expenses that exceed, in the aggregate 1.40%.

AST Small Cap Growth Portfolio	$93 million(2)	0.50% on first $100 million of average daily net assets; 0.45% on next $200 million of average daily net assets; 0.40% on average daily net assets over $300 million(3)	None

Prudential Series Fund SP Small Cap Growth Portfolio	$107 million(2)	0.50% on first $100 million of average daily net assets; 0.45% on next $200 million of average daily net assets; 0.40% on average daily net assets over $300 million(3)	None

RSI Retirement Trust Emerging Growth Equity Fund	$24 million	0.80%	None

(1)	As of March 31, 2005.

(2)	Neuberger Berman began as sub-adviser to each portfolio on April 28, 2005.

(3)	Assets of the AST Small Cap Growth Portfolio managed by Neuberger Berman will be aggregated with the assets of the Prudential Series Fund, Inc. — SP Small Cap Growth Portfolio managed by Neuberger Berman for purposes of the fee calculation.

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The directors and executive officers of Neuberger Berman are: Jeffrey B. Lane, Director, Robert Matza, Director, Jack L. Rivkin, Director and Officer, and Peter E. Sundman, Director and Officer. None of these executive officers have substantial business, profession, vocation or employment other than their positions with Neuberger Berman; its subsidiaries and affiliates. The address of Neuberger Berman and the business address of Messrs. Lane, Matza, Rivkin, and Sundman is Neuberger Berman Management Inc., 605 Third Avenue, New York, NY 10158.

The annual report for the Portfolio for the fiscal year ended December 31, 2004 has previously been sent to shareholders and is available upon request without charge by contacting Pacific Life at:

Pacific Life Insurance Company
700 Newport Center Drive
Post Office Box 9000
Newport Beach, California 92660

Pacific Life’s Annuity Contract Owners: 1-800-722-2333
Pacific Life’s Life Insurance Policy Owners: 1-800-800-7681
PL&A’s Annuity Contract Owners: 1-800-748-6907
PL&A’s Life Insurance Policy Owners: 1-888-595-6997

Pacific Select Fund’s distributor is Pacific Select Distributors, Inc., 700 Newport Center Drive, P.O. Box 9000, Newport Beach, CA 92660.

PLEASE RETAIN THIS INFORMATION STATEMENT FOR FUTURE REFERENCE